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                                                                    Exhibit 10.1

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT
                     -------------------------------------

                    (And Amendment to Other Loan Documents)


     THIS DOCUMENT is entered into as of June 30, 1999, between MATRIX BANCORP, INC, a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), the Lenders named on the signature pages of this document, BANK ONE, TEXAS, N.A., as existing and resigning Agent for Lenders ("Bank One"), and U.S. BANK NATIONAL ASSOCIATION, as successor Agent for Lenders ("US Bank").

     Borrower, Bank One, and US Bank are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, providing for a $8,500,000 Term Loan and a Revolving Facility of up to $11,500,000. Borrower, Lenders, Bank One, and US Bank have agreed, upon the following terms and conditions, among other things, to (a) provide, as stated in Paragraph 2 below, for the resignation of Bank One and the appointment of US Bank as Agent for Lenders, (b) amend the Credit Agreement, as stated in Paragraph 3 below, to increase the Term Loan to $10,000,000, reduce the Revolving Facility to $10,000,000, extend the Stated-Termination Date for the Revolving Facility, change the amount of the quarterly principal installments due in respect of the Term Loan, add Residential Funding Corporation as a Lender, and permit additional Debt to be incurred, and (c) amend the Guaranties and the Pledge Agreement as stated in Paragraphs 4 and 5 below. Accordingly, for adequate and sufficient consideration, Borrower, Lenders, Bank One, and US Bank agree as follows:

1.   TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms
     --------------------
defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.   SUCCESSOR AGENT.  In accordance with Section 11.6, Bank One  resigns as
     ---------------
Agent for Lenders, and US Bank accepts its appointment as successor Agent for Lenders. US Bank acknowledges that by accepting its appointment as Agent it will succeed to, and become vested with, all the Rights and duties of Bank One in its capacity as the resigning Agent. The provisions of Section 11 and other relevant provisions of the Loan Documents continue to inure to the benefit of Bank One as to any actions taken or omitted to be taken by it while it was Agent under the Credit Agreement. The appointment of US Bank as Agent will not release Bank One from any liability it may have for any actions taken or omitted to be taken by it while it was Agent under the Credit Agreement. Each reference in any Loan Document to "Agent" is changed to refer to US Bank. Within ten days after the date that this document become effective, as provided in Paragraph 7 below, Bank One shall deliver to US Bank the stock certificates and blank stock powers held as Collateral under the Pledge Agreement.

3.   AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:
     ------------------------------

     (A) The introductory paragraph of the Credit Agreement is entirely amended as follows:

               THIS AGREEMENT is entered into as of March 12, 1997, between MATRIX BANCORP, INC. a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), the Lenders described below, and U.S. BANK NATIONAL ASSOCIATION (as the successor to Bank One, Texas, N.A.). as Agent for Lenders.

     (B)   The recitals to the Credit Agreement are entirely amended as follows:

               Borrower has requested that Lenders extend credit to Borrower not to exceed a total outstanding principal amount of $20,000,000 (as that amount may be reduced or canceled pursuant to this agreement) to be used by Borrower as provided in Section 6.1 and allocated as (A) a term loan of $10,000,000 (the "Term Loan"), and (B) a revolving-credit facility of $10,000,000 (the "Revolving Facility") to be funded by Lenders from time to time on

                                                               Seventh Amendment
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

           and after the Closing Date but before the Actual-Termination Date. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     (C) Section 1.1 is amended to entirely amend or to add, as the case may be, the following definitions in alphabetical order with the other definitions in that section:

           "Agent" means, at any time, U.S. Bank National Association (or its successor appointed under Section 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Loan Documents.

          "Stated-Termination Date" means the earlier of either (a) June 30, 2000, or (b) 30 days after the date on which at least 90% of the total Commitments for the Revolving Facility have been funded under Section 2.2.

          "Subordinated Debentures" means the Junior Subordinated Debentures proposed to be issued by Borrower in the total principal amount of not more than $31,625,000 under the Indenture proposed to be entered into by Borrower and State Street Bank and Trust Company as Trustee, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999.

          "Subordinated Debt" means, at any time (a) Debt existing on June 30, 1999, that is by its terms subordinated to the payment of the Obligation,
     (b) the Debt evidenced by the Subordinated Debentures, and (c) Debt of Borrower that (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as are applicable to the Subordinated Debentures, (ii) does not subject Borrower to representations, covenants, events of default, and other provisions significantly more onerous to Borrower than those contained in the Subordinated Debentures, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before 180 days after the Maturity Date, and (iv) is upon terms and conditions otherwise reasonably acceptable to Determining Lenders.

     (D) The first bullet paragraph of Section 3.2(a) is entirely amended as follows:

           The Principal Debt of the Term Loan is payable in seven consecutive quarterly installments equal to 1/28th of the amount of that Principal Debt on July 1, 1999, payable on the last day of each March, June, September, and December (commencing September 30, 1999), with a final installment in the amount of the unpaid Principal Debt of the Term Loan due on the Maturity Date.

     (E) Section 8.1 is amended to add the following clauses (h), (i), (j), and (k) to that section:

               (h) Matrix Bancorp Capital Trust I Guaranty.  Guaranty by
                   ---------------------------------------
           Borrower of the payment obligations of Matrix Bancorp Capital Trust I under the 1,100,000 Trust Preferred Securities proposed to be issued under the Amended and Restated Trust Agreement proposed to be entered into by Borrower, State Street Bank and Trust Company as Property Trustee, Wilmington Trust Company as Delaware Trustee, and certain administrative trustees, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999.

               (i) Matrix Financial Services Guaranty.  Guaranty by Borrower of
                   ----------------------------------
           the obligations of Matrix Financial Services Corporation under the SS&TG Customer Agreement and the Agreement for Early Funding, both dated May 4, 1994, and both between Matrix Financial Services Corporation and the Federal Home Loan Mortgage Corporation related to the purchase and sale of mortgage-related and debt securities issued or guaranteed by the Federal Home Loan Mortgage Corporation and related options or forwards.

                                         2                     Seventh Amendment
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               (j) PaineWebber Guaranty.  Guaranty by Borrower of the
                   --------------------
           obligations of Matrix Financial Services Corporation to PaineWebber Incorporated in connection with transactions for the purchase, sale, lending, borrowing, and delivery of securities and related transactions.

               (k) Subordinated Debt.  Subordinated Debt, so long as Borrower
                   -----------------
           does not (A) prepay or cause to be prepaid any principal of, or any interest on, any of the Subordinated Debt except (i) conversions of Subordinated Debt to equity of Borrower that is not mandatorily redeemable, (ii) exchanges of Subordinated Debt for other Subordinated Debt, and (ii) prepayment of Subordinated Debt with the proceeds of the issuance of additional Subordinated Debt or capital stock issued by Borrower, or (B) amend or modify the terms of any Subordinated Debt to the extent that (i) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exists for the Subordinated Debentures, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999, (ii) the applicable representations, covenants, events of default, and other provisions are materially more onerous to the obligor than exists for the Subordinated Debentures, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999, or (iii) scheduled or mandatory principal or sinking fund payment obligations before 180 days after the Maturity Date are made applicable to any Subordinated Debt.

     (F) For purposes of Section 12.2, Agent's address is entirely amended as follows:

                    U.S. Bank National Association, Agent
                    950 17th Street, Suite 300
                    Denver, CO 80202
                    Attn:  Andrea C. Koeneke, Vice President
                    Tel (303) 585-4234
                    Fax (303) 585-6273

     (G) Schedule 2 and Exhibits A-1, A-2, D-1, D-2, and F are entirely amended in the forms of, and all references to that schedule and those exhibits are changed to, the attached Third Amended Schedule 2, Second Amended Exhibit A-1, Second Amended Exhibit A-2, Second Amended Exhibit D-1, Third Amended Exhibit D-2, and Amended Exhibit F, respectively.

4.   AMENDMENTS TO GUARANTIES.  The introductory paragraph and recitals of the
     ------------------------
Guaranty dated as of March 12, 1997, executed and delivered under the Credit Agreement by Matrix Financial Services Corporation, Matrix Funding Corporation, United Capital Markets, Inc., United Financial, Inc., United Special Services, Inc., Vintage Delaware Holdings, Inc., Vintage Financial Services Corporation (now named First Matrix Investment Services Corp.), and The Vintage Group, Inc., and the Guaranty dated as of March 12, 1997, re-executed and delivered by First Matrix Investment Services Corp., in each case in favor of Bank One, Texas, N.A., as Agent for Lenders, are each entirely amended as follows:

               THIS GUARANTY is executed as of March 12, 1997, by the undersigned (each a "Guarantor") for the benefit of U.S. BANK NATIONAL ASSOCIATION (as successor to Bank One, Texas, N.A., in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below, "Agent").

               MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), Agent, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997. The execution and delivery of this guaranty are requirements to Agent's and Lenders' execution of the Credit Agreement, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend credit under the

                                        3                      Seventh Amendment
                                                               -----------------

           Credit Agreement. The execution and delivery of this guaranty in no way constitute a condition to or inducement to any Lender to extend any other credit to any Guarantor.

5.  AMENDMENT TO PLEDGE AGREEMENT.  The introductory paragraph of the Pledge
    -----------------------------
Agreement dated as of March 12, 1997, executed and delivered under the Credit Agreement by Borrower and Bank One, Texas, N.A., as Agent for Lenders, is entirely amended as follows:

               THIS AGREEMENT is entered into as of March 12, 1997, between MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Debtor"), certain Lenders, and U.S. BANK NATIONAL ASSOCIATION as successor to Bank One, Texas, N.A., as Agent for Lenders (in that capacity, "Secured Party").

6.  SETTLEMENT AMONG LENDERS.  US Bank and Lenders agree among themselves (and
    ------------------------
Borrower consents) that, concurrently with the effectiveness of this document, there shall be deemed to have occurred assignments and assumptions with respect to the Obligation, Liens, Rights, and obligations under the Loan Documents in respect of the Revolving Facility and Term Loan such that, after giving effect to those assignments and assumptions, the Obligation, Liens, Rights, and obligations under the Loan Documents in respect of the Revolving Facility and Term Loan are owned by each Lender in accordance with its Commitment Percentage for Revolving Facility Commitments and Term Loan Commitments after giving effect to this document. Lenders make those assignments and assumptions and shall make all appropriate payments and adjustments among themselves through US Bank in order to effectuate the appropriate purchase price for, and other amounts payable with respect to, those assignments and assumptions.

7.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the foregoing
    --------------------
paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, and (B) US Bank receives (1) counterparts of this document executed by Bank One, US Bank, Lenders, Borrower, and each other Company named on the signature pages of this document and (2) each other document and item listed on the attached Annex A, each of which must be in form and substance acceptable to US Bank and its special counsel.

8.  RATIFICATIONS.  To induce Bank One, US Bank, and Lenders to enter into this
    -------------
document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Bank One, US Bank, and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional agreements, and certificates as Bank One, US Bank, or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

9.  REPRESENTATIONS.  To induce Bank One, US Bank, and Lenders to enter into
    ---------------
this document, Borrower represents and warrants to Bank One, US Bank, and Lenders that as of the date of this document (A) each Company has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

                                     4                         Seventh Amendment
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10.  EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
     --------
incurred by US Bank incident to this document, including, without limitation, the reasonable fees and expenses of US Bank's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related agreements.

11.  MISCELLANEOUS.  All references in the Loan Documents to the "Credit
     -------------
Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE LOAN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.


                                      5                        Seventh Amendment
                                                               -----------------

     EXECUTED as of the date first stated in this Seventh Amendment to Credit Agreement.


MATRIX BANCORP, INC., (formerly Matrix   BANK ONE, TEXAS, N.A., as existing and
Capital Corporation), as Borrower        resigning Agent and a Lender



By  /s/ David W. Kloos                  By  /s/ Carol L. Whitley
    __________________________________       __________________________________
    David W. Kloos,                          Carol L. Whitley, Vice President
    Chief Financial Officer


U.S. BANK NATIONAL ASSOCIATION, as       RESIDENTIAL FUNDING CORPORATION, as a
successor Agent and a Lender             new Lender


By  /s/ Andrea C. Koeneke               By  /s/  Mitchell K. Nomura
    __________________________________      __________________________________
    Andrea C. Koeneke, Vice President       Mitchell K. Nomura, Director


                            1 of 2 Signature Pages

                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Bank One, US Bank, and Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery, (b) ratify and confirm in all respects (i) the amendments to the Guaranties provided for in Paragraph 4 of this document and
(ii) that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Bank One, US Bank, or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, agreements, instruments, and certificates as Bank One, US Bank, or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Bank One, US Bank, and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and
(iii) each undersigned is, and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be, Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank One, US Bank, and Lenders and their respective successors and permitted assigns.

MATRIX FINANCIAL SERVICES CORPORATION     UNITED CAPITAL MARKETS, INC.
and MATRIX FUNDING CORPORATION


By  /s/ George R. Bender                  By  /s/ Austin Tilghman
    ____________________________________      _________________________________
    George R. Bender, President of            Austin Tilghman, President
    each above Company

UNITED FINANCIAL, INC.                    UNITED SPECIAL SERVICES, INC.



By  /s/ Richard Schmitz                   By  /s/ Linda Preston
    ____________________________________      _________________________________
    Richard Schmitz, Chairman                 Linda Preston, President

VINTAGE DELAWARE HOLDINGS, INC.           FIRST MATRIX INVESTMENT SERVICES CORP.
                                          and THE VINTAGE GROUP, INC.


By  /s/ David W. Kloos                    By  /s/ Paul E. Skretny
    ____________________________________      _________________________________
    David W. Kloos, Chairman                  Paul E. Skretny, Chairman of the
                                              Board and Chief Executive Officer
                                              of each above Company

                            2 of 2 Signature Pages